Exhibit 10.15
FIRST AMENDMENT AND WAIVER TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT AND WAIVER TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of August 22, 2016 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation ("Parent"), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation ("PPPI"; Parent and PPPI, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), and each of the parties listed on the signature pages hereto as Loan Parties (together with Parent and Borrowers, collectively, jointly and severally, "Loan Parties" and each, individually, a "Loan Party").
WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");
WHEREAS, the Agent has asserted that an Event of Default under Section 8.7 of the Credit Agreement exists due to Agent’s assertion that the Borrowers failed to disclose to Agent and Lenders certain litigation existing on the Closing Date in accordance with Section 4.6(b) of the Credit Agreement which is disputed by the Borrowers (the "Alleged Litigation EOD");
WHEREAS, there exists an Event of Default under Section 3.6 of the Credit Agreement due to the Borrowers' failure to deliver to Agent all of the Collateral Access Agreements required by Section 3.6 of the Credit Agreement within the time frame specified therefor (the "CAA EOD");
WHEREAS, there exists an Event of Default under Section 8.14 of the Credit Agreement by virtue of the Alleged Litigation EOD and the CAA EOD constituting "Events of Default" under the Term Loan Credit Agreement (the "Cross Default EOD" and together with the Alleged Litigation EOD, and the CAA EOD, collectively, the "Specified EODs"); and
WHEREAS, Borrowers, Agent and Lenders have agreed to modify the Credit Agreement and waive the Specified EODs as provided herein, in each case subject to the terms and provisions hereof;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

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2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, the Credit Agreement is amended as follows:

(a)Item 1 on Schedule 3.6 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"1. Borrowers shall have used commercially reasonable efforts to deliver Collateral Access Agreements with respect to the following locations: 921 East 66th Street, Lubbock, Texas; provided, that, if after the use of commercially reasonable efforts, Borrowers are not able to deliver any such Collateral Access Agreement on or before August 26, 2016, Agent shall have the right to establish a Landlord Reserve with respect to such location."

(b)The defined term "Borrowing Base" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"'Borrowing Base' means, as of any date of determination, the lesser of (a) the ABL Borrowing Base and (b) the result of (i) the Term Loan Borrowing Base minus (ii) the outstanding principal balance of the Term Loan Debt (excluding the fee payable pursuant to that certain First Amendment Fee Letter dated August 22, 2016 among Borrowers, Term Loan Agent and Term Loan Lenders); provided, that, the Term Loan Borrowing Base shall be determined based on the Term Loan Borrowing Base Certificate delivered to Agent at least one (1) Business Day prior to such date of determination."

(c)Schedule 4.6 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.

3.Waiver. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties set forth in Section 7 below, Agent and Lenders hereby waive the Specified EODs. For the avoidance of doubt, the foregoing waivers shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Credit Agreement or any other Loan Document. This is a limited waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

4.Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

5.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Loan Parties in all respects.

6.Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)	Each party hereto shall have executed and delivered this Amendment to
Agent;

(b)	Agent shall have received an executed waiver and amendment to the Term
Loan Credit Agreement, in form and substance acceptable to Agent;

(c)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(d)No Default or Event of Default (other than the Specified EODs) shall have occurred and be continuing.

7.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)	No Default or Event of Default has occurred and is continuing; and

(c)This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

8.	Miscellaneous.

(a)Expenses. Borrowers agree to pay on demand all Lender Group Expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.

(b)Governing Law. This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of Illinois.

(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. "pdf") shall be effective as delivery of a manually executed counterpart hereof.

9.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known as of the date of this Amendment, both at law and in equity, which each Loan Party, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

IN WTINESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:		POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

LOAN PARTIES:		THE W GROUP, INC., a Delaware corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

TORQUE POWER SOURCE PARTS, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

XISYNC L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Lead Arranger, as Book Runner, and as a Lender

By:	/s/ Brian Hynds
Name:	Brian Hynds
Title:	Vice-President

Signature Page to First Amendment and Waiver to Second Amended and Restated Credit Agreement

ANNEX A

Schedule 4.6

Litigation
[Omitted pursuant to Item 601(a)(5) of Regulation S-K]